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                                                              EXECUTION ORIGINAL

                            SECOND AMENDMENT OF LEASE

         THIS SECOND AMENDMENT OF LEASE (this "Amendment") dated as of the 15th day of May, 2000 between POLESTAR FIFTH PROPERTY ASSOCIATES LLC, a Delaware limited liability company having an office c/o Emmes Realty Services LLC, 420 Lexington Avenue, New York, New York 10170 ("Landlord") and PREDICTIVE SYSTEMS, INC., a Delaware corporation having an office at 417 Fifth Avenue, New York, New York 10016 ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have heretofore entered into a certain agreement of lease dated as of June 25, 1999 (the "Original Lease"), as amended by that certain First Amendment of Lease dated as of September 15, 1999 (the "First Amendment", and together with the Original Lease, collectively, the "Lease") with respect to the entire tenth (10th) and eleventh (11th) floors (the "Premises") in the building known as 417 Fifth Avenue, New York, New York (the "Building"), upon and subject to all of the terms, conditions and provisions as set forth in the Lease; and

         WHEREAS, the parties hereto desire to modify the Lease in certain respects to provide for the cleaning of the Premises by Tenant at Tenant's expense and a corresponding reduction in the base rent to reflect such decrease in services provided by Landlord, as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. RECITALS, DEFINED TERMS. The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety. All capitalized terms contained in this Amendment which are not otherwise defined herein shall, for the purposes hereof, have the same meanings ascribed to them in the Lease.

         2. CLEANING BY TENANT. Effective as of May 15, 2000 (the "Adjustment Date"), subsection E of Article 29 of the Lease shall be deleted in its entirety and the following provision inserted in lieu thereof:

                           E. Cleaning. Tenant, at Tenant's sole cost and expanse, shall cause the Premises to be kept clean in a manner reasonably satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Premises or the Building for such purpose. Notwithstanding the foregoing, Landlord hereby approves Atlantic Building Maintenance Company to enter the Premises and the Building to perform cleaning services in the Premises and Landlord agrees that it shall
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                           not unreasonably withhold or delay its consent to any
                           other cleaning company proposed by Tenant provided:

                  (i) that, in Landlord's reasonable judgment, such cleaning company is reasonably sound financially and has a confirmed reputation for providing quality professional services appropriate for a first-class office building and that the cleaning specifications contracted for by Tenant with respect to the Premises are, at a minimum, comparable to the specifications annexed to this Lease as Exhibit 4;

                  (ii) such cleaning company maintains insurance naming Landlord, Landlord's managing agent and other entities designated by Landlord from time to time as additional insureds with coverage for liability, workers compensation and fidelity at limits reasonably approved by Landlord and such other coverages as reasonably required by Landlord in amounts reasonably required by Landlord; and

                  (iii) that, in Landlord's reasonable judgment, such cleaning company shall use only such employees and other workers as shall be compatible with all other employees and workers employed in connection with the Building and any work being performed in the Building; and no such employee or worker employed or retained by or on behalf of such cleaning company shall be the cause of any labor disturbance, strike, picketing, jurisdictional union dispute or work slowdown. If any such disturbance, strike, picketing, dispute or slowdown shall occur due to the persons employed by or on behalf of such cleaning company, then upon Landlord's notice to Tenant, Tenant shall cause such cleaning company to immediately either cease performance of work in the Premises or prohibit such persons from performing work in the Premises and/or the Building. In the event Tenant is unable to use its cleaning company to perform cleaning services in the Premises as a result of the operation of this Article 29, subsection E(iii), Landlord shall use commercially reasonable efforts to cause the Building's cleaning company to provide such services to Tenant at its then customary charges therefor. Tenant's failure to comply with provisions of this clause (iii) shall be deemed to be a material default under this Lease without the giving of any further notice thereof.

                  Tenant shall have the cleaning company promptly bag and remove all garbage, rubbish and waste arising out of or in connection with the conduct of its business at the Premises to the freight elevator area on the tenth (10th) and eleventh (11th) floors of the Building or any other designated disposal area, under such conditions and at such times as reasonably approved by Landlord and in such manner so as to avoid any obnoxious or offensive smells or odors therefrom or otherwise unreasonably interfering with the comfort and quiet enjoyment of the other occupants of the Building or pedestrians. Landlord shall have the Building porters remove the garbage, rubbish and waste from the tenth (10th) and eleventh (11th) floors to the designated disposal area on the ground floor of the Building, and Tenant shall pay Landlord's customary charge therefor as additional rent hereunder within twenty (20) days after being billed therefor

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                  (which charge shall initially be in the amount of Ninety and
                  00/100 ($90.00) Dollars per week, subject to increase from time to time during the Term hereof, provided such increase is uniformly applicable to the tenants in the Building). Tenant shall, at its sole cost and expense, engage a carting company reasonably approved by Landlord for the removal and disposal of Tenant's rubbish and trash from the designated disposal area on the ground floor of the Building. The disposal of garbage, rubbish and waste shall be made subject to and in accordance with the reasonable rules and regulations from time to time promulgated by Landlord, which shall not be enforced against Tenant in a discriminatory manner, and Tenant shall not permit accumulations of garbage, rubbish or waste except at locations designated by Owner for all Building tenants on a non-discriminatory basis. Tenant shall not permit the discharge of odors or humidity into any other portions of the Building or adjacent areas. If, as a result of Tenant's activities, any governmental agency or quasi-governmental agency, board or other body having jurisdiction over the Building or the Premises has issued a summons or other notice of violation of any health or safety laws or regulations, Tenant shall immediately cease and desist from the activity which gave rise to such summons or other notice of violation.

         3. REDUCTION IN RENT. In consideration of the performance of the cleaning of the Premises by Tenant's approved contractors at Tenant's expense, effective as of the Adjustment Date, the Rent payable under the Lease shall be reduced by $1.15 per rentable square foot. Accordingly, effective as of the Adjustment Date, the Lease shall be deemed modified as follows:

                  A.       11th Floor Rent. Clause (xv) of subsection A of
Article 1 of the Original Lease shall be deleted in its entirety and the following provision inserted in lieu thereof:

                           (xv)     "Rent" shall mean:

                                    (a)      for the period commencing on the
                                             Commencement Date through and
                                             including May 14, 2000, Nine
                                             Hundred Forty-Two Thousand Seven
                                             Hundred Twenty and 00/100
                                             ($942,720.00) Dollars per annum,
                                             payable in equal monthly
                                             installments of Seventy-Eight
                                             Thousand Five Hundred Sixty and
                                             00/100 ($78,560.00) Dollars each;

                                    (b)      for the period commencing on the
                                             May 15, 2000 through and including
                                             the day immediately preceding the
                                             date on which the third (3rd)
                                             anniversary of the Commencement
                                             Date shall occur, Nine Hundred
                                             Eight Thousand Eight Hundred
                                             Forty-One and 00/100 ($908,841.00)
                                             Dollars per annum, payable in equal
                                             monthly installments of
                                             Seventy-Five Thousand Seven Hundred
                                             Thirty-Six and 75/100 ($75,736.75)
                                             Dollars each;

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                                    (c)      for the period commencing on the
                                             date on which the third (3rd)
                                             anniversary of the Commencement
                                             Date shall occur through and
                                             including the day immediately
                                             preceding the date on which the
                                             seventh (7th) anniversary of the
                                             Commencement Date shall occur, One
                                             Million Twenty-Six Thousand Six
                                             Hundred Eighty-One and 00/100
                                             ($1,026,681.00) Dollars per annum,
                                             payable in equal monthly
                                             installments of Eighty-Five
                                             Thousand Five Hundred Fifty-Six and
                                             75/100 ($85,556.75) Dollars each;
                                             and

                                    (d)      for the period commencing on the
                                             date on which the seventh (7th)
                                             anniversary of the Commencement
                                             Date shall occur through and
                                             including the Expiration Date, One
                                             Million One Hundred Twenty-Nine
                                             Thousand Seven Hundred Ninety-One
                                             and 00/100 ($1,129,791.00) Dollars
                                             per annum, payable in equal monthly
                                             installments of Ninety-Four
                                             Thousand One Hundred Forty-Nine and
                                             25/100 ($94,149.25) Dollars each.

                  B. Penthouse Space Rent. Subsection B(ii) of Article 42 of the Original Lease shall be deleted and the following provision inserted in lieu thereof:

                           (ii) the "Rent," as defined in clause (iii) of subparagraph A of Article 1, shall be deemed increased by the amount of Forty-Six Thousand Six Hundred Twenty and 00/100 ($46,620.00) Dollars per annum through the Term of this Lease (provided, however, if this Lease remains in full force and effect and Tenant is not in default hereunder after receipt of notice thereof and the expiration of any applicable cure period, the Rent payable with respect to the Penthouse Space only shall be abated for the one hundred eighty (180) day period immediately following the Penthouse Space Commencement Date);

                  C. Space A Rent. Subparagraph 3(B)(1) of the First Amendment shall be deleted in its entirety and the following provision inserted in lieu thereof:

                           (1)      Rent: The Rent set forth in subsection A
                           (xv) of Article 1 of the Original Lease shall be increased by, and "Rent" with respect to Space A only shall mean:

                                    (a)      for the period commencing on the
                                             Space A Commencement Date through
                                             and including May 14, 2000, One
                                             Hundred Thirty-Nine Thousand Five
                                             Hundred Twenty and 00/100
                                             ($139,520.00) Dollars per annum,
                                             payable in equal monthly
                                             installments of Eleven Thousand Six
                                             Hundred Twenty-Six and 67/100
                                             ($11,626.67) Dollars each;

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                                    (b)      for the period commencing on the
                                             May 15, 2000 through and including
                                             September 14, 2002, One Hundred
                                             Thirty-Four Thousand Five Hundred
                                             Six and 00/100 ($134,506.00)
                                             Dollars per annum, payable in equal
                                             monthly installments of Eleven
                                             Thousand Two Hundred Eight and
                                             83/100 ($11,208.83) Dollars each;

                                    (c)      for the period commencing on
                                             September 15, 2002 through and
                                             including September 14, 2006, One
                                             Hundred Fifty-One Thousand Nine
                                             Hundred Forty-Six and 00/100
                                             ($151,946.00) Dollars per annum,
                                             payable in equal monthly
                                             installments of Twelve Thousand Six
                                             Hundred Sixty-Two and 17/100
                                             ($12,662.17) Dollars each; and

                                    (d)      for the period commencing on
                                             September 15, 2006 through and
                                             including the Expiration Date, One
                                             Hundred Sixty-Seven Thousand Two
                                             Hundred Six and 00/100
                                             ($167,206.00) Dollars per annum,
                                             payable in equal monthly
                                             installments of Thirteen Thousand
                                             Nine Hundred Thirty-Three and
                                             83/100 ($13,933.83) Dollars each.

                  D. Space B Rent. Subparagraph 4(C)(1) of the First Amendment shall be deleted in its entirety and the following provision inserted in lieu thereof;

                           (1)      Rent: The Rent set forth in subsection A
                           (xv) of Article 1 of the Original Lease shall be increased by, and "Rent" with respect to Space B only shall mean:

                                    (a)      for the period commencing on the
                                             Space B Commencement Date through
                                             and including September 14, 2002,
                                             Four Hundred Ninety-Six Thousand
                                             Thirty-Seven and 15/100
                                             ($496,037.15) Dollars per annum,
                                             payable in equal monthly
                                             installments of Forty-One Thousand
                                             Three Hundred Thirty-Six and 43/100
                                             ($41,336.43) Dollars each (the
                                             foregoing rental rate being
                                             hereinafter referred to as the "New
                                             Space B Rental"). Notwithstanding
                                             the foregoing however, if
                                             possession of a portion of Space B
                                             only is delivered to Tenant on or
                                             prior to the Anticipated Space B
                                             Delivery Date, then, for the period
                                             from the Space B Commencement Date
                                             through and including the date
                                             Landlord delivers possession of the
                                             balance of Space B, the Rent
                                             payable with respect to such
                                             portion of Space B then delivered
                                             shall be the lesser of (i) the New
                                             Space B Rental and (ii) the then
                                             escalated rent that was payable by
                                             the prior tenant thereof
                                             immediately prior to the expiration
                                             or earlier termination of such
                                             tenant's lease (the "Prior Space B
                                             Rental"); provided, however, if
                                             Landlord arranges for such

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                                             early possession at the request of
                                             Tenant, then Tenant shall pay the
                                             aforesaid New Space B Rental.
                                             However, if possession of all of
                                             Space B is delivered to Tenant
                                             prior to the Anticipated Space B
                                             Delivery Date then the Rent payable
                                             with respect to all of Space B from
                                             the Space B Commencement Date
                                             through and including the date
                                             occurring six (6) months prior to
                                             the Anticipated Space B
                                             Commencement Date shall be the
                                             lesser of (x) the New Space B
                                             Rental and (y) at the Prior Space B
                                             Rental. Thereafter, Tenant shall
                                             pay the New Space B Rental
                                             hereinabove stipulated; provided,
                                             however, if Landlord arranges for
                                             such early possession at the
                                             request of Tenant, then Tenant
                                             shall pay the New Space B Rental
                                             commencing on the Space B
                                             Commencement Date. In the event
                                             part of Space B is delivered to
                                             Tenant prior to delivery of all of
                                             Space B, the New Space B Rental or
                                             Prior Space B Rental, as
                                             applicable, shall be appropriately
                                             prorated;

                                    (b)      for the period commencing on
                                             September 15, 2002 through and
                                             including September 14, 2006, Five
                                             Hundred Sixty Thousand Three
                                             Hundred Fifty-Three and 15/100
                                             ($560,353.15) Dollars per annum,
                                             payable in equal monthly
                                             installments of Forty-Six Thousand
                                             Six Hundred Ninety-Six and 10/100
                                             ($46,696.10) Dollars each; and

                                    (c)      for the period commencing on
                                             September 15, 2006 through and
                                             including the Expiration Date, Six
                                             Hundred Sixteen Thousand Six
                                             Hundred Twenty Nine and 65/100
                                             ($616,629.65) Dollars per annum,
                                             payable in equal monthly
                                             installments of Fifty-One Thousand
                                             Three Hundred Eight-Five and 80/100
                                             ($51,385.80) Dollars each.

                  E. Space B Rent Credit. Subsection 4(D) of the First Amendment shall be deleted in its entirety and the following provision inserted in lieu thereof:

                           D. SPACE B RENT CREDIT. Notwithstanding anything to the contrary hereinabove set forth, provided the Lease is in full force and effect and Tenant is not in default thereunder beyond the expiration of any applicable grace or cure period, Tenant shall be entitled to a credit against the Rent payable with respect to Space B only for the one hundred eighty (180) day period commencing on the date Landlord delivers all of Space B to Tenant, which rent credit shall be in the aggregate amount of $248,018.58.

                  F. Space C Rent. Subparagraph 5(C)(1) of the First Amendment shall be deleted in its entirety and the following provision inserted in lieu thereof:

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                           (1)      Rent: The Rent set forth in subsection A
                           (xv) of Article 1 of the Original Lease shall be increased by, and "Rent" with respect to Space C shall mean:

                                    (a)      for the period commencing on the
                                             Space C Commencement Date through
                                             and including September 14, 2002,
                                             Three Hundred Fifty-Seven Thousand
                                             Six Hundred Forty-Four and 05/100
                                             ($357,644.05) Dollars per annum,
                                             payable in equal monthly
                                             installments of Twenty-Nine
                                             Thousand Eight Hundred Three and
                                             67/100 ($29,803.67) Dollars each
                                             (such rental rate being hereinafter
                                             referred to as the "New Space C
                                             Rental"). Notwithstanding the
                                             foregoing however, if possession of
                                             all or any portion of Space C is
                                             delivered to Tenant on or prior to
                                             the Anticipated Space C Delivery
                                             Date, then the Rent payable with
                                             respect to Space C during period
                                             from the Space C Commencement Date
                                             through and including the day
                                             immediately preceding the
                                             Anticipated Space C Delivery Date
                                             shall be the lesser of (i) the New
                                             Space C Rental and (ii) the then
                                             escalated rent that would otherwise
                                             have been payable by the prior
                                             tenant thereof during such period
                                             (the "Prior Space C Rental");
                                             provided, however, if Landlord
                                             arranges for such early possession
                                             at the request of Tenant, then
                                             Tenant shall pay the New Space C
                                             Rental as hereinabove set forth. In
                                             the event any part of Space C is
                                             delivered to Tenant prior to
                                             delivery of all of Space C, the New
                                             Space C Rental, or Prior Space C
                                             Rental, as applicable, shall be
                                             appropriately prorated;

                                    (b)      for the period commencing on
                                             September 15, 2002 through and
                                             including September 14, 2006, Four
                                             Hundred Four Thousand Sixteen and
                                             05/100 ($404,016.05) Dollars per
                                             annum, payable in equal monthly
                                             installments of Thirty-Three
                                             Thousand Six Hundred Sixty-Eight
                                             and 00/100 ($33,668.00) Dollars
                                             each; and

                                    (c)      for the period commencing on the
                                             date on September 15, 2006 through
                                             and including the Expiration Date,
                                             Four Hundred Forty-Four Thousand
                                             Five Hundred Ninety-One and 55/100
                                             ($444,591.55) Dollars per annum,
                                             payable in equal monthly
                                             installments of Thirty-Seven
                                             Thousand Forty-Nine and 30/100
                                             ($37,049.30) Dollars each.

                  G. Space C Rent Credit. Subparagraph 5(D) of the First Amendment shall be deleted in its entirety and the following provision inserted in lieu thereof:

                           D. SPACE C RENT CREDIT. Notwithstanding anything to the contrary hereinabove set forth, provided the Lease is in full force and

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                           effect and Tenant is not in default thereunder beyond
                           the expiration of any applicable grace or cure period, Tenant shall be entitled to a credit against the Rent payable with respect to Space C only for the one hundred twenty (120) day period commencing on the date Landlord delivers all of Space C to Tenant, which rent credit shall be in the aggregate amount of $119,214.68.

         4. BROKERAGE. Each party hereto covenants, represents and warrants to the other that such party neither consulted nor has had any dealings or communications with any broker or agent with regard to this Amendment, other than Emmes Realty Services LLC, Cushman & Wakefield, Inc. and Newmark & Company Real Estate, Inc. (collectively, the "Broker"). Each party hereto agrees to indemnify, defend and save the other party harmless from and against all cost, expense (including attorney's fees and disbursements) or liability for any compensation, commissions or charges claimed by any other broker or agent with whom the indemnifying party has dealt in connection with this Amendment.

         5.       MISCELLANEOUS.

                  A. Except as modified by this Amendment, the Lease and all covenants; agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. Tenant hereby confirms that, to the best of its actual knowledge, without duty of inquiry, Landlord is not in default under any provisions of the Lease beyond the giving of notice and the expiration of applicable cure periods. Landlord hereby confirms that, to the best of its actual knowledge, without duty of inquiry, Tenant is not in default under any provisions of the Lease beyond the giving of notice and the expiration of applicable cure periods.

                  B. The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and, except as otherwise provided in the Lease as hereby supplemented, their respective legal successors and assigns.

                  C. This Amendment may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  D. Tenant acknowledges that this Amendment shall not be binding on Landlord until Landlord shall have executed this Amendment and a counterpart thereof shall have been unconditionally delivered to Tenant.

                  E. This Amendment may be executed in one (1) or more counterparts, each of which counterpart shall be an original.

                  F. If any of the provisions of the Lease (as amended hereof), or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of the Lease (as amended hereof), or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of the Lease (as amended hereof), shall be valid and enforceable to the fullest extent permitted by law.


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                  G.       The persons executing this Amendment on behalf of
Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

POLESTAR FIFTH PROPERTY ASSOCIATES LLC, Landlord


By:      Emmes Realty Services LLC, its authorized agent


         By:
            ---------------------------------------
                   Gary M Tischler, Vice President


PREDICTIVE SYSTEMS, INC., Tenant


By:
   -----------------------------------------------
        Name:
              ------------------------------------
        Title:
              ------------------------------------

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